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                                                                  Exhibit 99.2
                                                                  ------------


   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Bernard A. Girod, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Harman International Industries, Incorporated, and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - Annual Report on Form 10-K of Harman International Industries, Incorporated, for the fiscal year ended June 30, 2001, filed with the Commission on September 14, 2001;

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Harman International Industries, Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      - any amendments to any of the foregoing.

      /s/ Bernard A. Girod                 Subscribed and sworn to
      --------------------                 before me this 13th day of
      Bernard A. Girod                     August 2002.
      Chief Executive Officer
      August 13, 2002
                                           /s/ Trudy S. Hanzmann
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires: April 2, 2003
                                           [notary seal]